LETTER OF TRANSMITTAL


                          MIDWAY AIRLINES CORPORATION


To Tender Outstanding    % Midway Airlines Initial Pass Through Certificates,
                               Series 1998-1 -0
In Exchange for Registered     % Midway Airlines Initial Pass Through Certifi-
                            cates, Series 1998-1 -0



            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
               5:00 P.M., NEW YORK CITY TIME, ON APRIL   , 1999,
                         UNLESS THE OFFER IS EXTENDED

                      TO FMB BANK (THE "EXCHANGE AGENT")



        BY REGISTERED, CERTIFIED OR OVERNIGHT MAIL OR BY HAND:       BY FACSIMILE TRANSMISSION
                                                                 (FOR ELIGIBLE INSTITUTIONS ONLY):
                            FMB Bank
                                                                              FMB Bank
                      25 South Charles Street
                                                                           (410) 244-4236
                         Mail Code 101-591
                                                                      Confirm: (800) 624-4116
                        Baltimore, MD 21201
                                                                     Attention: Robert D. Brown
                    Attention: Robert D. Brown
                      Corporate Trust Administration

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned hereby acknowledges receipt and review of the Prospectus
dated March   , 1999 (the "Prospectus") of Midway Airlines Corporation (the
"Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of Midway Airlines Pass Through Trust, Series 1998-1 (1
-O) (the "Trust")    % Midway Airlines Initial Pass Through Certificates, Series
1998-1 -0, (the "New Certificates"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000
principal amount of the Trust's outstanding     % Midway Airlines Initial Pass
Through Certificates, Series 1998-1 -0 (the "Old Certificates"). The terms of the New Certificates are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Certificates for which they may be exchanged pursuant to the Exchange Offer, except that (i) the New Certificates bear a different CUSIP number from the Old Certificates, (ii) the New Certificates have been registered under the Securities Act and, therefore, will not bear legends restricting the transfer thereof and (iii) holders of New Certificates will not be entitled to certain rights under the Registration Rights Agreement. The term "Expiration Date"
shall mean 5:00 p.m., New York City time, on April   , 1999, unless the
Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     Holders who wish to tender their Old Certificates must, at a minimum, fill in the necessary account information in the table below entitled "Account Information" (the "Account Information Table"), complete columns (1) through
(3) in the table below entitled "Description of Old Certificates Tendered" (the "Description Table"), complete and sign in the box below entitled "Registered Holder(s) of Old Certificates Sign Here" and complete the Substitute Form W-9. If a holder wishes to tender less than all of such Old Certificates delivered to the Exchange Agent, column (4) of the Description Table must be completed in full. See Instruction 3.


     Holders of Old Certificates that are tendering by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") can execute the exchange through DTC's Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the exchange should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the exchange as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the exchange by submitting a notice of guaranteed delivery through ATOP.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned agrees to take with respect to the Exchange Offer. Holders who wish to tender their Old Certificates must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT OR THE COMPANY. SEE INSTRUCTION 9.


     List below the Old Certificates to which this Letter of Transmittal relates. If the space indicated below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

                         DESCRIPTION OF OLD CERTIFICATES TENDERED
                                                      (3)
           (1)                                AGGREGATE PRINCIPAL             (4)
 NAME(S) AND ADDRESS(ES)          (2)                AMOUNT             PRINCIPAL AMOUNT
 OF REGISTERED HOLDER(S)     REGISTRATION        REPRESENTED BY             TENDERED
     (PLEASE FILL IN)          NUMBERS*        OLD CERTIFICATES**     (IF LESS THAN ALL)**







                                 Total

* Need not be completed by book-entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Old Certificates. All tenders must be in integral multiples of $1,000.


     This Letter of Transmittal is to be used (i) if Old Certificates are to be forwarded herewith, (ii) if delivery of Old Certificates is to be made by book-entry transfer to an account maintained by the Exchange Agent at DTC, pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Certificates" in the Prospectus or (iii) if tender of the Old Certificates is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name the Old Certificates are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Certificates are held of record by DTC who desires to deliver such Old Certificates by book-entry transfer at DTC.


                              ACCOUNT INFORMATION

 [ ] CHECK HERE IF OLD CERTIFICATES ARE ENCLOSED HEREWITH.

 [ ] CHECK HERE IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering
     Institution --------------------------------------------------------





 If delivered by book-entry transfer:


     Account Number ----------------------   Transaction Code
 Number --------------------





 Holders whose Old Certificates are not immediately available or who cannot deliver their Old Certificates and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Old Certificates according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures". See Instruction 2.

 [ ] CHECK HERE IF TENDERED OLD CERTIFICATES ARE BEING DELIVERED PURSUANT TO A
     NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name of Registered
     Holder(s) --------------------------------------------------------





     Name of Eligible Institution that Guaranteed
 Delivery ----------------------------------------
     If delivered by book-entry transfer:


     Account Number ----------------------   Transaction Code
     Number --------------------





 [ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
     COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name ----------------------------
       Address ---------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Trust the principal amount of the Old Certificates indicated above in exchange for a like principal amount of the New Certificates. Subject to, and effective upon, the acceptance for exchange of such Old Certificates tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Trust all right, title and interest in and to such Old Certificates as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of all Old Certificates tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company and the Trust in connection with the Exchange Offer) to cause the Old Certificates to be exchanged, assigned and transferred. The undersigned represents and warrants that (a) it has full power and authority to tender, exchange, assign and transfer the Old Certificates and to acquire New Certificates issuable upon the exchange of such tendered Old Certificates; and
(b) when the same are accepted for exchange, the Trust will acquire good and unencumbered title to the tendered Old Certificates, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned is the registered owner of all tendered Old Certificates and the undersigned represents that it has received from each beneficial owner of tendered Old Certificates ("Beneficial Owners") a duly completed and executed form of "Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     The undersigned understands that, subject to the terms and conditions of the Exchange Offer, Old Certificates properly tendered and not withdrawn will be exchanged for New Certificates. If any amount of tendered Old Certificates is not exchanged for any reason, or if certificates are submitted that evidence a greater principal amount of Old Certificates than the principal amount to be tendered, such unexchanged Old Certificates or Old Certificates for untendered amounts, as the case may be, will be returned, without expense, to the undersigned, either to the book-entry transfer facility account from which tender was effected or to the address below if Old Certificates were tendered in physical form.

     The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon no-action letters issued to third parties by the Securities and Exchange Commission that the New Certificates issued in exchange for Old Certificates pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such New Certificates are acquired in the ordinary course of such Holder's business and such Holder is not engaging in and does not intend to engage in a distribution of the New Certificates and have no arrangement or understanding with any person to participate in a distribution of such New Certificates. The undersigned hereby represents to the Company that (i) the New Certificates acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Certificates, whether or not such person is the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Certificates, (iii) if the undersigned is not a broker-dealer, or is a broker-dealer but will not receive New Certificates for its own account in exchange for Old Certificates, neither the undersigned nor any such other person is engaged in or intends to participate in the distribution of such New Certificates, (iv) if the undersigned is a broker-dealer, such person is receiving New Certificates for its own account in exchange for Old Certificates that were acquired as a result of market-making or other trading activities, and it acknowledges and understands that it is required to deliver a prospectus in connection with any resale of such New Certificates, and (v) neither the undersigned nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or, if the undersigned is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned or the person receiving New Certificates is a broker-dealer that is receiving New Certificates for its own account in exchange for Old Certificates that were acquired as a result of market-making activities or other trading activities, it acknowledges that it or such other person will deliver a prospectus in connection with any resale of such New Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the New Certificates, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan

Stanley & Co., Incorporated (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the New Certificates and (b) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the New Certificates covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undersigned understands and acknowledges that such New Certificates may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Certificates or transfer ownership of such Old Certificates on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Old Certificates by the Company and the issuance of New Certificates in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Certificates or the New Certificates.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Certificates tendered hereby and, in such event, the Old Certificates not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     TENDERS OF OLD CERTIFICATES MADE PURSUANT TO THE EXCHANGE OFFER MAY NOT BE WITHDRAWN AFTER 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. A PURPORTED NOTICE OF WITHDRAWAL WILL BE EFFECTIVE ONLY IF DELIVERED TO THE EXCHANGE AGENT IN ACCORDANCE WITH THE SPECIFIC PROCEDURES SET FORTH IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER -- WITHDRAWAL OF TENDERS."

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Certificates may be withdrawn at any time prior to the Expiration Date only in accordance with the procedures set forth in the Instructions contained in this Letter of Transmittal and the Prospectus.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, all New Certificates delivered in exchange for tendered Old Certificates, and any Old Certificates delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Certificate is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the New Certificate is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. IF OLD CERTIFICATES ARE SURRENDERED BY HOLDER(S) THAT HAVE COMPLETED EITHER THE BOX ENTITLED "SPECIAL REGISTRATION INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" IN THIS LETTER OF TRANSMITTAL, SIGNATURE(S) ON THIS LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (DEFINED IN INSTRUCTION 2).

                       SPECIAL REGISTRATION INSTRUCTIONS

 To be completed ONLY if the New Certificates and any Old Certificates delivered herewith but not exchanged are to be issued in the name of someone other than the undersigned or are to be returned by credit to an account maintained by a book-entry transfer facility.

 Issue New Certificates and any Old Certificates delivered herewith but not exchanged to:
     Name---------------------------------------------------------------------


     Address:-----------------------------------------------------------------





            -----------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)



 Credit New Certificates and any Old Certificates delivered herewith but not exchanged to the following book-entry transfer facility account:

   -----------------------------------------------------------------------------

                     (Name of book-entry transfer facility)


   -----------------------------------------------------------------------------

                                (Account number)


 REGISTERED HOLDER(S) OF OLD
     CERTIFICATES SIGN HERE
               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

    X---------------------------------------------------------------------------

    X---------------------------------------------------------------------------

                     (SIGNATURE(S) OF REGISTERED HOLDER(S))


    Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Certificates or on a security position listing as the owner of the Old Certificates or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information
     (PLEASE PRINT OR TYPE):

     Name and Capacity (full title):------------------------------------



     Address (including zip code):--------------------------------------









     Area Code and Telephone Number:------------------------------









     Dated:--------------------------------------------------------------------

             SIGNATURE GUARANTEE (IF REQUIRED -- SEE INSTRUCTION 4)


     Authorized Signature:------------------------------------------------



     (SIGNATURE OF REPRESENTATIVE OF SIGNATURE GUARANTOR)



     Name and Title:-------------------------------------------------------





     Name of Firm:---------------------------------------------------------
     Area Code and Telephone Number:------------------------------
                             (PLEASE PRINT OR TYPE)



     Dated:--------------------------------------------------------------------






                         SPECIAL DELIVERY INSTRUCTIONS

 To be completed ONLY if the New Certificates and any Old Certificates delivered herewith but not exchanged are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "The Exchange offer -- Procedures for Tendering Old Certificates".

 Mail New Certificates and any Old Certificates delivered herewith but not exchanged to:

     Name---------------------------------------------------------------------



     Address:-----------------------------------------------------------------








            -----------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

                                 INSTRUCTIONS


                         FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFER



1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD CERTIFICATES.

     All physically delivered Old Certificates or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Old Certificates tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus). THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY BY BOOK-ENTRY TRANSFER AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE HOLDER, AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Certificates for exchange.

     DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY.


2.  GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Old Certificates and (i) whose Old Certificates are not immediately available, (ii) who cannot deliver their Old Certificates, this Letter of Transmittal or any other required documents to the Exchange Agent or (iii) who cannot complete the procedures for book-entry transfer prior to the Expiration Date, may effect a tender if:

      (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution");

      (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number(s) of such Old Certificates and the principal amount of Old Certificates tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the Old Certificates (or a confirmation of book-entry transfer of such Old Certificates into the Exchange Agent's account at the book-entry transfer facility) and any other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

      (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Old Certificates in proper form for transfer (or a confirmation of book-entry transfer of such Old Certificates into the Exchange Agent's account at the book-entry transfer facility) and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Certificates according to the guaranteed delivery procedures set forth above. Any holder who wishes to tender Old Certificates pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Certificates prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.  PARTIAL TENDERS; WITHDRAWALS.

     Tenders of Old Certificates will be accepted only in integral multiples of $1,000. The aggregate principal amount of all Old Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated in the Description Table. If less than the entire principal amount of Old Certificates evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered (if less than all)" in the Description Table. A newly issued Old Certificate for the principal amount of Old Certificates submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. Book-entry transfer to the Exchange Agent should be made in the exact principal amount of Old Certificates tendered.

     Old Certificates tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Certificates are irrevocable. To withdraw a tender of Old Certificates in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York time, on the Expiration Date. Any such notice of withdrawal must
(i) specify the name of the person having deposited the Old Certificates to be withdrawn (the "Depositor"), (ii) identify the Old Certificates to be withdrawn (including the certificate number(s) and principal amount of such Old Certificates, or, in the case of Old Certificates transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal by which such Old Certificates were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of such Old Certificates into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Certificates are to be registered, if different from that of the Depositor. If Old Certificates have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must also comply with DTC's procedures. A purported notice of withdrawal which lacks any of the required information will not be an effective withdrawal of a tender previously made. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Certificates so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Certificates will be issued with respect thereto unless the Old Certificates so withdrawn are validly retendered. Any Old Certificates which have been tendered but which are not accepted for exchange will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer; unless otherwise provided in the appropriate box or in this Letter of Transmittal. Properly withdrawn Old Certificates may be retendered by following one of the procedures described in this Letter of Transmittal.


4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered Holder(s) of the Old Certificates tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in a book-entry transfer facility, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Certificates.

     If any of the Old Certificates tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Certificates registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Certificates.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Certificates tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of Old Certificates (which term, for the purposes described herein, shall include a participant in a book-entry transfer facility whose name appears on a security listing as the owner of the Old Certificates) listed and tendered hereby, no endorsements of the tendered Old Certificates or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Old Certificates or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Old Certificates, and, with respect to a participant in a book-entry transfer facility whose name appears on a security position listing as the owner of Old Certificates, exactly as the name of the participant appears on such security position listing), with the signature on the Old Certificates or bond power guaranteed by an Eligible Institution (except where the Old Certificates are tendered for the account of an Eligible Institution).

     Only a Holder in whose name tendered Old Certificates are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered Holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Old Certificates who is not the registered Holder must arrange promptly with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered Holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.


5.  SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate, in the applicable box, the name and address (or account at a book-entry transfer facility) in which the New Certificates or substitute Old Certificates for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instructions are given, the New Certificates (and any Old Certificates not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Old Certificates or deposited at such Holder's account at a book-entry transfer facility.


6.  TRANSFER TAXES.

     The Company shall pay or cause to be paid all security transfer taxes, if any, applicable to the transfer and exchange of Old Certificates to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Old Certificates to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Certificates listed in this Letter of Transmittal.


7.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.


8.  MUTILATED, LOST, STOLEN OR DESTROYED OLD CERTIFICATES.

     Any Holder whose Old Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number(s) set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 300 West Morgan Street, Suite 1200, Durham, North Carolina 27701, Attention: Jonathan S. Waller, Esq., Senior Vice President -- General Counsel and Secretary (telephone:(919) 956-4800).

10.  VALIDITY AND FORM.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Certificates and withdrawal of tendered Old Certificates will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Certificates not properly tendered or any Old Certificates the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Certificates. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Certificates must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Old Certificates, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Old Certificates will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Certificates received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders as soon as practicable following the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal.


11.  SUBSTITUTE FORM W-9.

     Federal income tax laws require each tendering Holder to provide the Company with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate whether or not the Holder is subject to backup withholding by checking the box in Part 2 of the Form. Failure to provide the information on the Form or to check the box in Part 2 of the Form may subject the tendering Holder to 31% Federal income tax withholding on the payments made to the Holder. The box in Part 3 of the Form may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Holder does not provide the Company with a TIN within sixty (60) days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to the Company.


12.  CONFLICTS.

     In the event of any conflict between the terms of the Prospectus and the terms of this Letter of Transmittal, the terms of the Prospectus will control.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OLD CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.


                           IMPORTANT TAX INFORMATION

     The Federal income tax discussion set forth below is included for general information only. Each Holder is urged to consult a tax advisor to determine the particular tax consequences to it (including the application and effect of foreign, state and local tax laws) of the offer. Certain Holders of the Old Certificates (including insurance companies, tax exempt organizations, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) may be subject to special rules not discussed below. This summary does not describe any tax consequences arising under the laws of any state, locality or taxing authority other than the United States. Under Federal income tax law, a Holder tendering Old Certificates is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Tax Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Old Certificates may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A corporation, however, must complete the Substitute Form W-9, including providing its TIN and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.


PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Holder with respect to Old Certificates tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.


WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Old Certificates. If Old Certificates are in more than one name or are not in the name of the actual Holder, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.


CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

     If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, check the box in
Part 3 on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

     THE FOREGOING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS DOES NOT CONSIDER THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY HOLDER'S SITUATION OR STATUS. THE SUMMARY IS BASED ON THE PROVISIONS OF THE CODE, REGULATIONS, PROPOSED REGULATIONS, RULINGS AND JUDICIAL DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY ON A RETROACTIVE BASIS. HOLDERS OF OLD CERTIFICATES (INCLUDING HOLDERS OF OLD CERTIFICATES WHO DO NOT EXCHANGE THEIR OLD CERTIFICATES FOR NEW CERTIFICATES) SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER LAWS, OF THE EXCHANGE OF OLD CERTIFICATES FOR NEW CERTIFICATES. FOR ADDITIONAL INFORMATION, SEE "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" IN THE PROSPECTUS.

                            PAYOR'S NAME: FMB BANK
             THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

     Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding.



            SUBSTITUTE        PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
                              AND CERTIFY BY SIGNING AND DATING BELOW.                    -----------------
             FORM W-9
  DEPARTMENT OF THE TREASURY                                                               SOCIAL SECURITY
    INTERNAL REVENUE SERVICE                                                                  NUMBER OR
                              PART 2 -- CHECK THE BOX IF YOU ARE NOT SUBJECT TO
                                                                                              EMPLOYER
                              BACKUP WITHHOLDING UNDER THE PROVISIONS OF SECTION
                                                                                           IDENTIFICATION
                              3406(a)(1)(C) OF THE INTERNAL REVENUE CODE BECAUSE (1)
                                                                                               NUMBER
                              YOU HAVE NOT BEEN NOTIFIED THAT YOU ARE SUBJECT TO
                              BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL
                              INTEREST OR DIVIDENDS OR (2) THE INTERNAL REVENUE
                              SERVICE HAS NOTIFIED YOU THAT YOU ARE NO LONGER SUBJECT
                              TO BACKUP WITHHOLDING. [ ]
                              CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY
                              THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE,              PART 3
                              CORRECT AND COMPLETE.
                                                                                          AWAITING TIN [ ]


                                 SIGNATURE:------------  DATED:------------
  PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER ("TIN")
     NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
             WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU.
     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                        PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------
               CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER
I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS
                       NOT BEEN ISSUED TO ME, AND EITHER
(A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER
                   IDENTIFICATION NUMBER TO THE APPROPRIATE
INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR
                      (B) I INTEND TO MAIL OR DELIVER AN
APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A
                   TAXPAYER IDENTIFICATION NUMBER WITHIN 60
DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD
                           UNTIL I PROVIDE A NUMBER.
        --------------------------------     -------------------- , 1999
                             SIGNATURE                Date